FOR IMMEDIATE RELEASE

SUNOPTA ANNOUNCES FOURTH QUARTER AND FISCAL 2009 RESULTS

Toronto, Ontario, March 9, 2010 - SunOpta Inc. (“SunOpta” or “the Company”) (NASDAQ:STKL; TSX:SOY), a leading global company focused on natural, organic and specialty foods and natural health products, today announced financial results for the fourth quarter and year ended December 31, 2009. All amounts are expressed in U.S. dollars and results are reported in accordance with U.S. GAAP, except where specifically noted.

For the fourth quarter of 2009, the Company realized revenues of $245.5 million versus revenues of $245.0 million for the fourth quarter of 2008.

Adjusted earnings1 for the fourth quarter of 2009 were $3.9 million or $0.06 per diluted common share versus an adjusted loss1 in the comparable period in 2008 of ($1.1) million or ($0.02) per diluted common share. On a GAAP basis the Company realized a loss of ($2.2) million or ($0.03) per diluted common share for the quarter versus a loss of ($17.0) million or ($0.27) per diluted common share for the fourth quarter of 2008.

Fourth quarter results include a non-cash write-down of tax assets of $0.9 million and additional pre-tax costs of $7.6 million related to a number of restructuring and related costs. Additional pre-tax costs include $3.6 million related to ongoing product and facility rationalization efforts including non-cash charges of $1.2 million; legal and professional costs of $3.0 million related to the 2007 restatement and class action settlement, legal costs related to completion of a number of ongoing legal matters and costs related to banking amendments; a non-cash goodwill impairment charge of $0.5 million in the Fruit Group and pre-tax costs of $0.5 million related to the ongoing revitalization and re-launch of a number of company owned natural health products brands. Adjusted earnings1 excluding the impact of foreign exchange gains for the fourth quarter of 2009 were $3.6 million or $0.05 per diluted common share versus an adjusted loss1 excluding the impact of foreign exchange gains of ($0.7) million or ($0.01) per diluted common share in the fourth quarter of 2008.

Results for the fourth quarter of 2009 reflect significant improvement in operating performance versus the fourth quarter of 2008 and continued operating performance improvement versus the third quarter of 2009. Gross margins increased to 15.9% for the quarter versus 11.7% in the fourth quarter of 2008. On a segment basis the SunOpta Ingredients Group had record earnings in the quarter achieving operating margins of 17.8%. For the fourth quarter of 2009 operating earnings within SunOpta Food Group increased 124% to $4.4 million versus $2.0 million in the same period in 2008. Opta Minerals Inc. realized operating earnings of $0.7 million in the fourth quarter of 2009 versus a loss of ($2.4) million loss in the fourth quarter of 2008.

1 Adjusted earnings (loss) is not a GAAP measure. SunOpta believes adjusted earnings (adjusted for the impact of non recurring start-up and operational costs, severance and closure costs, marketing costs in support of brand relaunches and certain professional fees) provides useful information to understand the underlying performance of the business and as a result these items have been adjusted. A reconciliation of this non-GAAP measure to GAAP is included on the last page of this release.

For fiscal 2009 the Company realized revenues of $989.1 million versus fiscal 2008 revenues of $1,055.2 million.

For 2009 the Company reported a loss on a GAAP basis of ($6.8) million or ($0.10) per diluted common share versus a loss of ($10.9) million or ($0.17) per diluted common share in fiscal 2008. Adjusted earnings1 for fiscal 2009 were $12.9 million or $0.20 per diluted common share versus adjusted earnings1 in fiscal 2008 of $13.3 million or $0.21 per diluted common share. Fiscal 2009 results include the impact of a non-cash write-down of tax assets of $0.9 million and additional pre-tax costs of $24.8 million including net non-cash charges after minority interest of $4.8 million related to the impairment of goodwill in Opta Minerals Inc. and $0.5 million related to impairment of goodwill in the SunOpta Fruit Group; pre-tax costs of $10.1 million related to ongoing product and facility rationalization efforts including non-cash charges of $2.3 million, pre-tax costs of $3.2 million related to the ongoing revitalization and re-launch of a number of company owned natural health products brands and additional legal and professional fees of $6.2 million related to the 2007 restatement and class action settlement, a legal action in the SunOpta BioProcess Group, settlements of other legal matters and costs related to banking amendments. Adjusted earnings1 excluding the impact of foreign exchange gains for fiscal 2009 were $12.2 million or $0.19 per diluted common share versus adjusted earnings1 excluding the impact of foreign exchange of $10.2 million or $0.16 per diluted common share in fiscal 2008.

At December 31, 2009 the Company’s balance sheet reflects a current working capital ratio of 1.37 to 1.00, long-term debt to equity ratio of 0.37 to 1.00 and total debt to equity ratio of 0.65 to 1.00. The decrease in the working capital ratio compared to 2008 is due to presenting the $45 million term loan due December 20, 2010 as a current liability at December 31, 2009. During fiscal 2009 the Company generated cash from operating activities of $44.9 million including cash generated from working capital of $27.3 million, reflecting ongoing efforts to reduce working capital, especially inventories, across the Company. The Company also continued to focus on reducing debt and realized a decrease in net debt of $34.4 million in fiscal 2009. At December 31, 2009 the Company has total assets of $551.3 million and a net book value of $3.58 per outstanding share.

At year-end, the Company is in compliance with all financial covenants.

Steve Bromley, President and Chief Executive Officer of SunOpta commented, “We are very pleased with the continued improvement in operating results within our core business segments. Our balance sheet continues to improve with reduced working capital levels and net reductions in debt. We remain focused on improving operating margins and return on assets employed and are very pleased that our extensive restructuring and repositioning initiatives are having a positive effect on our results. We are confident that this focus, when combined with growing consumer interest in health and wellness, positions our Company for long-term success. We are looking forward to a return to profitability in 2010.”

1 Adjusted earnings (loss) is not a GAAP measure. SunOpta believes adjusted earnings (adjusted for the impact of non recurring start-up and operational costs, severance and closure costs, marketing costs in support of brand relaunches and certain professional fees) provides useful information to understand the underlying performance of the business and as a result these items have been adjusted. A reconciliation of this non-GAAP measure to GAAP is included on the last page of this release.

The Company plans to host a conference call at 10:00 AM Eastern Time on Wednesday, March 10th, 2010 to discuss these results and recent corporate developments. The conference call can be accessed via a link at the Company’s website at www.sunopta.com. Additionally, the call may be accessed with the toll free dial-in number 1-866-551-3680 or 212-401-6760 followed by pass code: 8061610#. A replay number can also be accessed between March 11th and 21st with the toll free dial-in number 1–866-551-4520 or 212-401-6750 followed by pass code: 260041#.

About SunOpta Inc.

SunOpta Inc. is an operator of high-growth ethical businesses, focusing on integrated business models in the natural and organic food and natural health markets. The Company has three business units: the SunOpta Foods, which specializes in sourcing, processing and distribution of natural and organic food products integrated from seed through packaged products; Opta Minerals Inc. (TSX:OPM) (66.4 % owned by SunOpta), a producer, distributor, and recycler of environmentally friendly industrial materials; and SunOpta BioProcess Inc. which engineers and markets proprietary steam explosion technology systems for the bio-fuel, pulp and food processing industries. SunOpta believes that each of these business units has proprietary products and services that give it a solid competitive advantage in its sector.

Forward Looking Statements

Certain statements included in this press release may be considered “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation, which are based on information available to us on the date of this release. These forward-looking statements include, but are not limited to, management’s expectations regarding ongoing revitalization and re-launch of a number natural health products brands, continued operating performance improvement, ongoing product and facility rationalization efforts, improving operating margins and return on assets employed and return to profitability. The terms and phrases ongoing, “continued”, “future performance”, “will”,”remain focused”, “believes”, “confident”, “positions” and other similar terms and phrases are intended to identify these forward looking statements. Forward looking statements are based on information available to us on the date of this release and are based on estimates and assumptions made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors the Company believes are appropriate in the circumstances including, but not limited to, general economic conditions, applicable tax legislation, consumer trends, preferences and spending patterns, product pricing levels, current customer demand, competitive intensity, cost rationalization and product development initiatives. Whether actual timing and results will agree with expectations and predications of the Company is subject to many risks and uncertainties including, but not limited to, global economic conditions, consumer spending patterns and changes in market trends, decreases in customer demand, potential failure of product development, working capital management and continuous improvement initiatives, availability and pricing of raw materials and supplies, and other risks described from time to time under “Risk Factors” in the Company’s Annual Report of Form 10-K and its Quarterly Reports on Form 10-Q (available at www.sec.gov). Consequently all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized.

For further information, please contact:

SunOpta Inc.
Jeremy N. Kendall, Chairman
Steve Bromley, President & CEO
Eric Davis, Vice President & CFO
Tony Tavares, Vice President & COO
Susan Wiekenkamp, Information Officer
Tel: 905-455-2528, ext 103
susan.wiekenkamp@sunopta.com
Website: www.sunopta.com

SunOpta Inc.
Consolidated Statements of Operations
For the three month periods ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

	December 31,	December 31,	%
	2009	2008	change
	$	$

Revenues	245,521	245,037	0.2%
Cost of goods sold	206,581	216,319	(4.5%	)
Gross profit	38,940	28,718	35.6%
Warehousing and distribution expenses	5,165	4,858	6.3%
Selling, general and administrative expenses	29,910	25,852	15.7%
Intangible asset amortization	1,347	1,627	(17.2%	)
Other expense, net	2,935	1,003	192.6%
Goodwill impairment	500	10,154	(95.1%	)
Foreign exchange (gain) loss	(460)	501	(191.8%	)
Loss before the following	(457)	(15,277)	(97.0%	)
Interest expense, net	3,762	3,797	(0.9%	)
Loss before income taxes	(4,219)	(19,074)	(77.9%	)
Recovery of provision for income taxes	(1,726)	(1,375)	(25.5%	)
Loss for the period	(2.493)	(17,699)	(85.9%	)
Loss for the period attributable to non-controlling interests	(279)	(654)	(57.3%	)
Loss for the period attributable to SunOpta Inc.	(2,214)	(17,045)	(87.07%	)
Loss per share for the period
Basic	(0.03)	(0.27)
Diluted	(0.03)	(0.27)

SunOpta Inc.
Consolidated Statements of Operations
For the years ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars, except per share amounts)
(Unaudited)

	December 31,	December 31,	%
	2009	2008	change
	$	$

Revenues	989,132	1,055,173	(6.3%	)
Cost of goods sold	840,262	899,078	(6.5%	)
Gross profit	148,870	156,095	(4.6%	)
Warehousing and distribution expenses	18,856	21,040	(10.4%	)
Selling, general and administrative expenses	111,475	117,808	(5.4%	)
Intangible asset amortization	5,677	5,879	(3.4%	)
Other expense, net	2,587	1,003	157.9%
Goodwill impairment	8,841	10,154	(12.9%	)
Foreign exchange gain	(1,042)	(4,835)	(78.4%	)
Earnings before the following	2,476	5,046	(50.9%	)
Interest expense, net	14,028	14,281	(1.8%	)
Loss before income taxes	(11,552)	(9,235)	25.1%
(Recovery of) provision for income taxes	(1,762)	790	(323.1%	)
Loss for the period	(9,790)	(10,025)	(2.3%	)
(Loss) earnings for the period attributable to non-controlling interests	(3,027)	911	(432.3%	)
Loss for the period attributable to SunOpta Inc.	(6,763)	(10,936)	(38.2%	)
Loss per share for the period
Basic	(0.10)	(0.17)
Diluted	(0.10)	(0.17)

SunOpta Inc.
Consolidated Balance Sheet
As at December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	December 31,	December 31,
	2009	2008

Assets
Current assets
Cash and cash equivalents	20,723	24,755
Accounts receivable	94,241	95,129
Inventories	178,140	200,689
Prepaid expenses and other current assets	10,813	14,448
Current income taxes recoverable	442	595
Deferred income taxes	5,457	493
	309,816	336,109
Property, plant and equipment	113,245	110,641
Goodwill	49,717	54,022
Intangible assets	60,902	63,161
Deferred income taxes	14,734	16,160
Other assets	2,876	954
	551,290	581,047
Liabilities
Current liabilities
Bank indebtedness	63,481	67,164
Accounts payable and accrued liabilities	106,253	106,989
Customer and other deposits	1,436	1,228
Other current liabilities	1,566	4,437
Current portion of long-term debt	52,455	12,174
Current portion of long-term liabilities	712	1,362
	225,903	193,354
Long-term debt	34,734	99,353
Long-term liabilities	3,247	5,017
Deferred income taxes	12,708	13,614
	276,592	311,338
Preferred shares of a subsidiary company	28,187	27,796
Equity
SunOpta Inc. Shareholders’ Equity
Capital stock	178,694	177,858
64,982,968 common shares (2008 – 64,493,320)
Additional paid in capital	7,934	6,778
Retained earnings	34,146	40,909
Accumulated other comprehensive income	12,079	1,266
Total SunOpta Inc. Shareholders’ Equity	232,853	226,811
Non-controlling interest	13,658	15,102
Total Equity	246,511	241,913
	551,290	581,047

SunOpta Inc.
Condensed Consolidated Statements of Cash Flow
For the three month periods ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	December 31,	December 31,
	2009	2008
	$	$

Cash provided by (used in)
Operating activities
Loss for the period	(2,493)	(17,699)
Items not affecting cash
Amortization	4,970	5,013
Goodwill impairment	500	10,154
Stock-based compensation	374	342
Non-cash interest accretion	334	381
Unrealized gain on foreign exchange	(619)	(436)
Deferred income taxes	(1,765)	(1,091)
Other	856	2,053
Changes in non-cash working capital, net of businesses acquired	16,510	22,232
	18,667	20,949
Investing activities
Purchases of property, plant and equipment, net	(1,155)	(727)
Payment of deferred purchase consideration	(356)	(83)
Purchase of patents, trademarks and other intangible assets	(7)	(176)
Decrease in short-term investments	-	20,000
Other	450	(128)
	(1,068)	18,886
Financing activities
Increase (decrease) in line of credit facilities	4,106	(21,849)
Repayment of long-term debt	(19,768)	(2,375)
Borrowings under long-term debt	3	581
Proceeds from the issuance of common shares	209	199
Deferred financing fees	(2,198)	-
Other	(74)	(103)
	(17,722)	(23,547)
Foreign exchange gain (loss) on cash held in a foreign currency	125	(649)
Increase (decrease) in cash and cash equivalents during the period	2	15,639
Cash and cash equivalents – beginning of the period	20,721	9,116
Cash and cash equivalents – end of the period	20,723	24,755

SunOpta Inc.
Condensed Consolidated Statements of Cash Flow
For the years ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	December 31,	December 31,
	2009	2008
	$	$

Cash provided by (used in)
Operating activities
Loss for the period	(9,790)	(10,025)
Items not affecting cash
Amortization	19,370	19,364
Goodwill impairment	8,841	10,154
Stock-based compensation	1,435	1,106
Non-cash interest accretion	1,266	1,009
Unrealized gain on foreign exchange	(1,022)	(1,702)
Deferred income taxes	(3,030)	(1,116)
Other	522	1,526
Changes in non-cash working capital, net of businesses acquired	27,296	13,369
	44,888	33,685
Investing activities
Purchases of property, plant and equipment, net	(12,161)	(7,645)
Payment of deferred purchase consideration	(1,856)	(2,042)
Purchase of patents, trademarks and other intangible assets	(374)	(673)
Acquisition of businesses, net of cash acquired	-	(5,267)
Other	259	(105)
	(14,132)	(15,732)
Financing activities
Decrease in line of credit facilities	(5,644)	(24,584)
Repayment of long-term debt	(29,438)	(15,322)
Borrowings under long-term debt	719	15,655
Proceeds from the issuance of common shares	836	1,016
Deferred financing fees	(2,198)	-
Other	(14)	337
	(35,739)	(22,898)
Foreign exchange gain (loss) on cash held in a foreign currency	951	(602)
Decrease in cash and cash equivalents during the period	(4,032)	(5,547)
Cash and cash equivalents – beginning of the period	24,755	30,302
Cash and cash equivalents – end of the period	20,723	24,755

SunOpta Inc.
Segmented Information
For the three month periods ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

		Three months ended
		December 31, 2009
	SunOpta		SunOpta
	Foods	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	228,421	16,713	387	-	245,521
Segment Operating Income	4,385	732	(819)	(1,320)	2,978

SunOpta Foods has the following segmented reporting:
		Three months ended
		December 31, 2009
	Grains					SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Foods
	$	$	$	$	$	$
Total revenues from external customers	74,692	17,519	34,112	37,894	64,204	228,421
Segment Operating Income	3,639	3,120	(1,794)	(364)	(216)	4,385

		Three months ended
		December 31, 2008
	SunOpta		SunOpta
	Foods	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	227,315	17,364	358	-	245,037
Segment Operating Income	1,956	(2,360)	(105)	(3,611)	(4,120)

SunOpta Foods has the following segmented reporting:
		Three months ended
		December 31, 2008
	Grains					SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Foods
	$	$	$	$	$	$
Total revenues from external customers	80,072	14,943	32,967	41,403	57,930	227,315
Segment Operating Income	4,276	1,088	(3,198)	(1,705)	1,495	1,956

(Segment Operating Income is defined as “loss before the following” excluding the impact of “other expense, net and goodwill impairment”)

SunOpta Inc.
Segmented Information
For the years ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

		Year ended
		December 31, 2009
	SunOpta		SunOpta
	Foods	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	926,090	62,523	519	-	989,132
Segment Operating Income	20,822	1,161	(3,287)	(4,852)	13,904

SunOpta Foods has the following segmented reporting:
			Year ended
			December 31, 2009
	Grains					SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Foods
	$	$	$	$	$	$
Total revenues from external customers	325,038	64,657	147,443	151,698	237,254	926,090
Segment Operating Income	18,044	8,691	(4,073)	(1,153)	(627)	20,882

		Year ended
		December 31, 2008
	SunOpta		SunOpta
	Foods	Opta Minerals	BioProcess	Corporate	Consolidated
	$	$	$	$	$
Total revenues from external customers	960,316	93,422	1,435	-	1,055,173
Segment Operating Income	22,833	5,531	(3,286)	(8,875)	16,203

SunOpta Foods has the following segmented reporting:
			Year ended
			December 31, 2008
	Grains					SunOpta
	and Foods	Ingredients	Fruit Group	IST	Distribution	Foods
	$	$	$	$	$	$
Total revenues from external customers	327,307	65,270	150,879	157,814	259,046	960,316
Segment Operating Income	18,541	3,392	(10,219)	1,333	9,786	22,833

(Segment Operating Income is defined as “Earnings before the following” excluding the impact of “other expense, net and goodwill impairment”)

SunOpta Inc.
Non-GAAP Reconciliation
For the three month periods ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the Three Months Ended December 31,
	2009		2009	2008
	GAAP	Adjustments	Adjusted	Adjusted

Revenues	245,521	-	245,521	245,037
Cost of goods sold	206,581	(1,874)	204,707	216,308
Gross profit	38,940	1,874	40,814	28,729
Warehousing and distribution expenses	5,165	-	5,165	4,858
Selling, general and administrative expenses	29,910	(2,069)	27,841	25,243
Intangible asset amortization	1,347	-	1,347	1,627
Other expense, net	2,935	(2,460)	475	(852)
Goodwill impairment	500	(500)	-	-
Foreign exchange (gain) loss	(460)	-	(460)	501
(Loss) earnings before the following	(457)	6,903	6,446	(2,648)
Interest expense, net	3,762	(675)	3,087	3,797
(Loss) earnings before income taxes	(4,219)	7,578	3,359	(6,445)
(Recovery of) provision for	(1,726)	1,509	(217)	(4,731)
(Loss) earnings for the period	(2,493)	6,069	3,576	(1,714)
(Loss) earnings for the period attributable to non-controlling interests	(279)	-	(279)	(654)
(Loss) earnings for the period attributable to SunOpta Inc.	(2,214)	6,069	3,855	(1,060)
(Loss) earnings per share for the period
Basic	(0.03)	0.09	0.06	(0.02)
Diluted	(0.03)	0.09	0.06	(0.02)

SunOpta Inc.
Non-GAAP Reconciliation
For the three month periods ended December 31, 2009 and 2008 (continued)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	Three months Ended	Three Months Ended
	December 31, 2009	December 31, 2008
	Impact on (loss)	Impact on (loss)
	earnings before	earnings before
	income taxes	income taxes

Costs to rationalize product offerings in the Fruit Group	1,217	-
Non-recurring start-up and operational costs	542	11
Non-cash inventory write-off	115	-
Costs in support of brand re-launches	-	-
Cost of sales	1,874	11
Marketing costs in support of brand re-launches	493	-
Professional fees incurred in relation to the 2007 restatement	531	502
Legal costs incurred related to SunOpta BioProcess litigation	392	107
Severance costs and related plant closure expenses	653	-
Selling, general and administrative expense	2,069	609
Arbitration settlement in SunOpta BioProcess Group	-	1,855
Legal settlements	1,425	-
Impairment of long-lived assets	1,119	-
Sale of business in the Ingredients Group	(84)	-
Other expense, net	2,460	1,855
Goodwill impairment in Fruit Group	500	8,198
Goodwill impairment in International Sourcing and Trading Group	-	1,956
Goodwill impairment	500	10,154
Non-cash amortization of amended financing fees	675	-
Interest expense, net	675	-
Total adjustments to (loss) earnings before income taxes	7,578	12,629

	Impact on (loss)	Impact on (loss)
	earnings for the period	earnings for the period
	attributable to	attributable to
	SunOpta Inc.	SunOpta Inc.

Valuation allowance against deferred taxes	(947)	(3,498)
Tax impact of adjustments noted above	2,456	142
	1,509	(3,356)
Total adjustments to (loss) earnings for the period attributable to SunOpta Inc.	6,069	15,985

SunOpta Inc.
Non-GAAP Reconciliation
For the years ended December 31, 2009 and 2008
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the Years Ended December 31,
	2009		2009	2008
	GAAP	Adjustments	Adjusted	Adjusted

Revenues	989,132	-	989,132	1,055,173
Cost of goods sold	840,262	(6,613)	833,649	897,025
Gross profit	148,870	6,613	155,483	158,148
Warehousing and distribution expenses	18,856	-	18,856	21,040
Selling, general and administrative expenses	111,475	(7,671)	103,804	108,908
Intangible asset amortization	5,677	-	5,677	5,879
Other expense, net	2,587	(2,344)	243	(852)
Goodwill impairment	8,841	(8,841)	-	-
Foreign exchange gain	(1,042)	-	(1,042)	(4,835)
Earnings before the following	2,476	25,469	27,945	28,008
Interest expense, net	14,028	(1,800)	12,228	14,281
(Loss) earnings before income taxes	(11,552)	27,269	15,717	13,727
(Recovery of) provision for income taxes	(1,762)	5,156	3,394	(500)
(Loss) earnings for the period	(9,790)	22,113	12,323	14,227
(Loss) earnings for the period attributable to non- controlling interests	(3,027)	2,447	(580)	911
(Loss) earnings for the period attributable to SunOpta Inc.	(6,763)	19,666	12,903	13,316
(Loss) earnings per share for the period
Basic	(0.10)	0.30	0.20	0.21
Diluted	(0.10)	0.30	0.20	0.21

SunOpta Inc.
Non-GAAP Reconciliation
For the years ended December 31, 2009 and 2008 (continued)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
	Impact on (loss)	Impact on (loss)
	earnings before	earnings before
	income taxes	income taxes

Costs to rationalize product offerings in the Fruit Group	3,238	-
Non-recurring start-up and operational costs	3,190	2,053
Costs in support of brand re-launches	647	-
Non-cash inventory write-off	115	-
Business interruption proceeds received	(577)	-
Cost of sales	6,613	2,053

Marketing costs in support of brand re-launches	2,551	-
Severance costs and related plant closure expenses	2,140	-
Professional fees incurred in relation to the 2007 restatement	1,619	8,133
Legal costs incurred related to SunOpta BioProcess litigation	1,361	767
Selling, general and administrative expense	7,671	8,900
Impairment of long-lived assets	2,188	-
Legal settlements	1,425	-
Arbitration decision in SunOpta BioProcess Group	-	1,855
Elimination of long-term liability at Opta Minerals	(1,110)	-
Sale of business in the Ingredients Group	(159)	-
Other expense, net	2,344	1,855
Goodwill impairment in Opta Minerals	8,341	-
Goodwill impairment in Fruit Group	500	8,198
Goodwill impairment in International Sourcing and Trading
Group	-	1,956
Goodwill impairment	8,841	10,154
Non-cash amortization of amended financing fees	1,800	-
Interest expense, net	1,800	-
Total adjustments to (loss) earnings before income taxes	27,269	22,962

	Impact on (loss)	Impact on (loss)
	earnings for the period	earnings for the period
	attributable to	attributable to
	SunOpta Inc.	SunOpta Inc.

Valuation allowance against deferred taxes	(947)	(3,498)
Tax impact of adjustments noted above	6,103	2,208
Provision for income taxes	5,156	(1,290)
Goodwill impairment and elimination of long-term liability at Opta Minerals	(2,447)	-
(Loss) earnings for the period attributable to non- controlling interests	(2,447)	-
Total adjustments to (loss) earnings for the period attributable to SunOpta Inc.	19,666	24,252